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                    FIRST AMENDMENT TO REVOLVING CREDIT LOAN
                             AND SECURITY AGREEMENT

         AMENDMENT made as of October 29, 1999 between RESOURCE ASSET INVESTMENT TRUST ("RAIT") and RAIT PARTNERSHIP, L.P. ("RAIT, L.P.") (collectively, "Borrower") and SOVEREIGN BANK ("Bank").

                                   BACKGROUND

         A. Pursuant to a Revolving Credit Loan and Security Agreement dated April 21, 1999 (the "Loan Agreement"), Bank extended a $20,000,000 revolving line of credit loan to Borrower (the "Loan"). The Loan is secured by the assignment and pledge to Bank of RAIT, L.P.'s interest in and to certain mortgage loans, all as more specifically set forth in the Loan Agreement.

         B. The Loan Agreement provides that Borrower may, upon the satisfaction of certain conditions, substitute different mortgage loans for those originally assigned and pledged pursuant to the Loan Agreement.

         C. Borrower now desires to effect such a substitution of collateral and Bank has agreed to the same, all on the terms and conditions set forth herein.

         D. All capitalized terms used but not defined herein shall have the meanings given to such terms in the Loan Agreement.

                                   AGREEMENTS

         NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1. Amendments to Loan Agreement. Effective as of the date of this Amendment:

                           (a) All references in Exhibit "A" to the Loan
Agreement to "4334 Hazel Street, Chicago, Illinois" and/or to the mortgages and other loan documents relating to such property and constituting a part of the Collateral are deleted and references to the real estate and/or to the mortgages and other loan documents relating to such property set forth on Exhibit "A" hereto are substituted in their place, all of which shall be deemed to be Collateral under (and as defined in) the Loan Agreement as if set forth at length therein.

                           (b) Exhibit "B" to the Loan Agreement is deleted in
its entirety and the Exhibit "B" attached hereto is substituted in its place.



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                  2. Conditions Precedent. The obligation of Bank to effect the amendments contained herein is subject to the conditions precedent that:

                           (a) There has no material adverse change in the
Collateral or the financial or operating condition of Borrower, since April 21, 1999.

                           (b) Bank shall have received all of the following
documents, each of which shall be in form and substance satisfactory to Bank:

                                    (i) All original Collateral Documents so
marked on Exhibit "A".

                                    (ii) An Assignment (or other appropriate
transfer document) in recordable form with respect to all Collateral Documents so marked on Exhibit "A".

                                    (iii) Acknowledgment of Jefferson Bank of
Assignment of Lock Box Agreement.

                                    (iv) Such additional documents and
instruments (including without limitation, Pledges of Deposit Accounts) as Bank may request.

                  3. Representations and Warranties. In order to induce Bank to enter into this Amendment, Borrower represents and warrants to Bank as follows:

                           (a) The execution, delivery and performance by
Borrower of this Amendment and any other documents and instruments required by Bank for the implementation of this Amendment, have been duly authorized by all necessary trust or partnership action, as the case may be.

                           (b) The execution and delivery of this Amendment and
any other document or instrument required hereby do not, and performance by Borrower of its obligations thereunder will not, violate, conflict with or constitute a default under (i) any provision of RAIT'S Trust Indenture or By Laws or RAIT, L.P.'s Certificate of Limited Partnership or Partnership Agreement, (ii) any provision of law, rule or regulation or any order of any court or other agency of government to which Borrower is subject, or (iii) any indenture, agreement or other instrument to which Borrower is a party or by which it or its property is bound.

                           (c) This Amendment constitutes, and the other
documents and instruments required hereby when executed will constitute, the legal, valid and binding obligation of Borrower, enforceable in accordance with their terms.

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                           (d) No authorization, consent, approval, license,
exemption or any other action by and no registration, qualification or filing with any governmental agency or authority is or will be necessary in connection with the execution, delivery and performance of this Amendment or any other document or instrument required hereby by Borrower.

                           (e) On and as of the date of this Modification, there
has occurred no Event of Default and no event which with notice or lapse of time or both would, if unremedied, be an Event of Default.

                           (f) The representations and warranties made by
Borrower to Bank in the Loan Documents are true and correct (including without limitation as to the Substitute Collateral that is the subject of this Amendment) as though made on and as of the date of this Amendment.

                           (g) The Loan Documents are in full force and effect.
The principal amount due under the Note is $14,000,000 and all interest under the Note has been paid in full through October 1, 1999. Borrower does not have any defense, set-off or counterclaim to its performance under any Loan Document.

                  4. Miscellaneous.

                           (a) Except as expressly set forth herein, the terms
and conditions the Loan Documents (INCLUDING WITHOUT LIMITATION THE CONFESSIONS OF JUDGMENT CONTAINED THEREIN) are ratified and confirmed, shall remain in full force and effect and shall secure all of Borrower's liabilities to Bank under the Note.

                           (b) This Amendment shall be deemed, to the extent
inconsistent therewith, a modification of the Loan Documents and not a novation thereof and shall in no way adversely affect or impair the lien priority of the Loan Documents.

                           (c) This Amendment shall be governed by and construed
in accordance with the laws of the Commonwealth of Pennsylvania.

                           (d) Borrower shall pay on demand all reasonable costs
and expenses of Bank in connection with the preparation, execution, delivery, administration and enforcement of this Amendment. The agreement set forth in this paragraph 4(d) shall survive the repayment of the Loan.

                           (e) Paragraph headings used in this Amendment are for
convenience only and shall not affect the construction of this Amendment.

                           (f) This Amendment may be signed in counterparts, all
of which

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when taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date written above.


                                   RESOURCE ASSET INVESTMENT TRUST


                                   By: /s/ Jay J. Eisner
                                      -----------------------------------
                                   Name: Jay J. Eisner
                                   Title: President


                                   RAIT PARTNERSHIP, L.P.

                                   By:  RAIT General, Inc., Sole General
                                        Partner


                                        By: /s/ Jay J. Eisner
                                           ------------------------------
                                        Name: Jay J. Eisner
                                        Title: President


                                   SOVEREIGN BANK


                                   By: /s/ Richard J. Narkiewicz
                                      ------------------------------------
                                   Name: Richard J. Narkiewicz
                                   Title: Vice President



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